UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – May 20, 2014

BLVD HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-35802	45-5512933
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

3565 King Rd., King City, Ontario, Canada L7B 1M3
(Address of principal executive offices)

(905) 833-9845
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (this “Report”) contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Such statements may include, but are not limited to, information related to: anticipated operating results; our product offerings; relationships with suppliers; consumer demand; financial resources and condition; revenues; profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; product and commercial liability; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this Report. You should read this Report and the documents that we reference and file or furnish as exhibits to this Report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

As used in this Report, the terms “we”, “us”, “our”, the “Registrant”, the “Company” and “BLVD” refer to BLVD Holdings, Inc.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Purchase Agreement

On May 20, 2014, BLVD Holdings, Inc. (“BLVD” or the “Company”) entered into a share purchase agreement (the “Purchase Agreement”) with Direct Reefer Services Inc. (“Direct Reefer”), a corporation incorporated under the laws of the Province of Ontario, and with Sam Sinisi and Italo Sinisi, the sole shareholders of Direct Reefer, to purchase one hundred percent (100%) of the outstanding shares of the common stock of Direct Reefer.

BLVD agreed to acquire one hundred percent (100%) of the outstanding common stock of Direct Reefer in consideration for a total of seventy-two thousand (72,000) shares of the Company’s Series A-2 6% 2014 Convertible Redeemable Preferred Stock, par value $.001 per share (the “Series A-2 6% Preferred Stock”). The Series A-2 6% Preferred has a stated value of $10.00 per share and is convertible into the Company’s Common Stock at a conversion value of $10.00 per share. The Series A-2 Preferred Stock has a 6% dividend paid annually in arrears on a non-cumulative basis.

Holders of the Series A-2 6% Preferred Stock may convert such shares into the Company’s Common Stock at any time after the first anniversary of the date of issuance.  The Series A-2 6% Preferred Stock is subject to redemption by the Company on the fifth anniversary of the date of issuance.  The holders of the Series A-2 6% Preferred Stock are entitled to vote on all matters submitted or required to be submitted to a vote of the stockholders of the Company and shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Series A-2 6% Preferred Stock are convertible.

On May 27, 2014 the Company filed a Certificate of Designation with the Secretary of State of Nevada authorizing and creating the Series A-2 6% Preferred Stock (the “Certificate of Designation”). The Certificate of Designation authorizes seventy-two thousand (72,000) shares of Series A-2 6% Preferred Stock.

The Purchase Agreement also provides that the Company shall enter into three year employment agreements with Sam Sinisi and Italo Sinisi pursuant to terms deemed reasonable in the industry, including the usual car allowances, benefits, non-competition and non-solicitation provisions. It is the intent of the parties to the Purchase Agreement that Sam Sinisi shall continue to serve as the President of Direct Reefer and Italo Sinisi shall continue to serve as the Vice President of Direct Reefer.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Direct Reefer

On May 20, 2014, the Company completed the acquisition of Direct Reefer, pursuant to the terms and conditions of the Purchase Agreement, as described in Item 1.01 above and incorporated into this Item 2.01 by reference thereto. Direct Reefer is a frozen and dry food transportation business that provides transportation, distribution and logistical solutions to food companies. The operations of Direct Reefer is located in the City of Brampton in Ontario, Canada. Direct Reefer owns and operates a refrigeration and temperature controlled fleet of eighteen fifty-three foot trailer and fifteen power units. Direct Reefer rents a 15,000 square foot cross-stock facility manned by clerical staff, dispatchers and dock workers. The Company intends for Direct Reefer to provide services to the Company’s food division.

ITEM 3.02:	UNREGISTERED SALES OF EQUITY SECURITIES.

Reference is made to the disclosures set forth under Items 1.01 and 2.01 of this Report, which disclosures are incorporated herein by reference.

ITEM 5.03:	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Certificate of Designation

On May 27, 2014, the Company filed the Certificate of Designation with the State of Nevada regarding the rights and preferences of the Series A-2 6% Preferred Stock.

ITEM 8.01	OTHER EVENTS

On May 22, 2014, the Company issued a press release announcing that the Company acquired Direct Reefer. A copy of such press release is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

The Company will file the financial statements of the newly acquired business by amendment to this Report within 71 calendar days after the date this Report is due, as permitted by Instruction (a)(4) to Item 9.01 of Form 8-K.

(b)	Pro Forma Financial Information.

The Company will file pro forma financial information regarding the newly acquired business by amendment to this Report within 71 calendar days after the date this Report is due, as permitted by Instruction (a)(4) to Item 9.01 of Form 8-K.

(d)	Exhibit List

Exhibit	Description

3.4	Certificate of Designation of Series A-2 6% 2014 Convertible Redeemable Preferred Stock of BLVD Holdings, Inc.

99.1	BLVD Holdings, Inc. press release, dated May 22, 2014

#      #      #

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLVD HOLDINGS, INC.

Dated: May 27, 2014	By:	/s/ John G. Simmonds
		Name:	John G. Simmonds
		Title:	President and Chief Executive Officer